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EXHIBIT 10.2

        SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of the 6th day of May, 2005, by and among PLAINS ALL AMERICAN PIPELINE, L.P. ("US Borrower"), PMC (NOVA SCOTIA) COMPANY and PLAINS MARKETING CANADA, L.P. (each a "Canadian Borrower" and collectively, "Canadian Borrowers"), BANK OF AMERICA, N.A., as Administrative Agent, BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

        WHEREAS, US Borrower, Canadian Borrowers, Administrative Agent, Canadian Administrative Agent and the Lenders named therein entered into that certain Credit Agreement [US/Canada Facilities] dated as of November 2, 2004, as amended by First Amendment to Credit Agreement dated March 4, 2005 (the "Original Agreement") for the purposes and consideration therein expressed; and

        WHEREAS, US Borrower, Canadian Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.—Definitions and References

        § 1.1.    Terms Defined in the Original Agreement.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

        § 1.2.    Other Defined Terms.    Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

          "Amendment" means this Second Amendment to Credit Agreement.

          "Credit Agreement" means the Original Agreement as amended hereby.

ARTICLE II.—Amendments

        § 2.1.    Definitions.    Section 1.1 of the Original Agreement is hereby amended by adding the following new defined term "Principal Property" immediately following the definition of "Plains Marketing":

          "Principal Property" means, whether owned or leased on the date hereof or hereafter acquired:

          (a)   any pipeline assets of any Restricted Person, including any related facilities employed in the transportation, distribution, terminalling, gathering, treating, processing, marketing or storage of crude oil or refined petroleum products, natural gas, natural gas liquids, fuel additives or petrochemicals; and

          (b)   any processing or manufacturing plant or terminal owned or leased by any Restricted Person;

  except, in the case of either clause (a) or (b): (i) any such assets consisting of inventories, furniture, office fixtures and equipment, including data processing equipment, vehicles and equipment used on, or useful with, vehicles, and (ii) any such asset, plant or terminal which, in the good faith opinion of the Board, is not material in relation to the activities of US Borrower and its Subsidiaries, taken as a whole.

        § 2.2.    Increase in US Total Committed Amount.    The reference to "$1,000,000,000" set forth in Section 2.1(d)(ii) of the Original Agreement is hereby amended to refer instead to "$1,250,000,000".

        § 2.3.    Subsidiary Indebtedness.    Section 7.1(c) of the Original Agreement is hereby amended in its entirety to read as follows:

          (c)   Indebtedness of Plains Marketing pursuant to the Contango Credit Agreement.

        § 2.4.    Limitation on Liens.    The introductory paragraph of Section 7.2 of the Original Agreement is hereby amended in its entirety to read as follows:

          Section 7.2.    Limitation on Liens.    No Restricted Person will create, assume or permit to exist any Lien upon any Principal Property or upon the stock, membership interests, partnership interests or other equity ownership interests of any Subsidiary of US Borrower (other than Unrestricted Subsidiaries), except the following ("Permitted Liens"):

        Section 7.2(b) of the Original Agreement is hereby amended in its entirety to read as follows:

          (b)   Intentionally omitted.

        § 2.5.    Commitments.    Schedule II to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule II attached hereto. In connection therewith, Borrowers, Administrative Agent and Lenders shall make adjustments to the outstanding principal amount of US Loans and Canadian Loans (but not any interest accrued thereon prior to the date hereof or any accrued commitment fees under the Credit Agreement prior to the date hereof), including the borrowing of additional US Loans and/or Canadian Loans and the repayment of US Loans and/or Canadian Loans plus all applicable accrued interest, fees and expenses as shall be necessary to provide for US Loans by each US Lender in the amount of its new US Percentage Share of all US Loans as of the date hereof and for Canadian Loans by each Canadian Lender in the amount of its new Canadian Percentage Share of all Canadian Loans as of the date hereof, but in no event shall such adjustment of any Eurodollar Loans (i) constitute a payment or prepayment of all or a portion of any Eurodollar Loans or (ii) entitle any Lender to any reimbursement under Section 3.6 of the Credit Agreement, and each Lender shall be deemed to have made an assignment of its outstanding Loans and commitments under the Credit Agreement, and assumed outstanding Loans and commitments of other Lenders under the Credit Agreement as may be necessary to effect the foregoing.

        § 2.6.    New Canadian Lender.    Upon its execution and as of the effectiveness hereof, Fortis Capital (Canada) Ltd. shall be a party to the Credit Agreement and shall have the rights and obligations of a Canadian Lender thereunder.

ARTICLE III.—Conditions of Effectiveness

        § 3.1.    Effective Date.    This Amendment shall become effective as of the date first written above, when and only when

          (i)    Administrative Agent shall have received, at Administrative Agent's office a counterpart of this Amendment executed and delivered by US Borrower, Canadian Borrowers and Majority Lenders;

          (ii)   Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

    New Notes.    New US Notes, payable to each Lender that is increasing its US Commitment, in the amount of each such Lender's new US Commitment, and new Canadian Notes, payable to each Canadian Lender that is increasing its Maximum Canadian Allocated Commitment, in the amount of each such Canadian Lender's new Maximum Canadian Allocated Commitment.

    Supporting Documents.    Such supporting documents as Administrative Agent may reasonably request.

ARTICLE IV.—Representations and Warranties

        § 4.1.    Representations and Warranties of Borrowers.    In order to induce Administrative Agent and Lenders to enter into this Amendment, US Borrower and, with respect to itself and its Subsidiaries, the Canadian Borrowers, represent and warrant to Administrative Agent and each Lender that:

          (a)   The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation and warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, then in each case such other date.

          (b)   Each Restricted Person is duly authorized to execute and deliver this Amendment, to the extent a party thereto, and US Borrower and each Canadian Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. Each Restricted Person a party hereto has duly taken all action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of its obligations hereunder.

          (c)   The execution and delivery by each Restricted Person of this Amendment, to the extent a party hereto, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of any Law applicable to it or of the organizational documents of such Restricted Person, or of any judgment, order or material license or permit applicable to or binding upon any Restricted Person, (ii) result in the acceleration of any Indebtedness owed by it, or (iii) result in the creation of any consensual Lien upon any of its material assets or properties of any Restricted Person, except Permitted Liens, or, without duplication, as expressly contemplated in, or permitted by, the Loan Documents. Except for those which have been duly obtained, or, without duplication, as are expressly contemplated in, or permitted by the Loan Documents, disclosed in the Disclosure Schedule or disclosed pursuant to Section 6.4 of the Credit Agreement, no consent, approval, authorization or order of any Governmental Authority is required on the part of any Restricted person a party thereto pursuant to the provisions of any material Law applicable to it as a condition to its execution and delivery by each Restricted Person of this Amendment and the performance of its obligations hereunder, to the extent a party hereto, or to consummate the transactions contemplated hereby.

          (d)   When duly executed and delivered, this Amendment and each of the Loan Documents, as amended hereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party hereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and general principles of equity).

ARTICLE V.—Miscellaneous

        § 5.1.    Ratification of Agreements.    The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by US Borrower and each Canadian Borrower. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

        § 5.2.    Ratification of Security Documents.    Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders each acknowledges and agrees that any and all Obligations, including all Swing Line Loans, are guarantied by the respective Guarantors.

        § 5.3.    Survival of Agreements.    All representations, warranties, covenants and agreements of each Restricted Person a party hereto shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower and each Canadian Borrower under this Amendment and under the Credit Agreement.

        § 5.4.    Loan Documents.    This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        § 5.5.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

        § 5.6.    Counterparts.    This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.

        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

US BORROWER:	PLAINS ALL AMERICAN PIPELINE, L.P.
	By:	PLAINS AAP, L.P., its general partner
	By:	PLAINS ALL AMERICAN GP LLC, its general partner
	By:	Al Swanson, Vice President and Treasurer
CANADIAN BORROWERS:	PMC (NOVA SCOTIA) COMPANY
	By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer
PLAINS MARKETING CANADA, L.P.
	By:	PMC (Nova Scotia) Company, its general partner
	By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer
GUARANTOR:	PLAINS ALL AMERICAN PIPELINE, L.P.
	By:	PLAINS AAP, L.P., its general partner
	By:	PLAINS ALL AMERICAN GP LLC, its general partner
	By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer

BANK OF AMERICA, N.A., Administrative Agent, LC Issuer, Swing Line Lender and a Lender
By:	Name: Title:
BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent, Canadian LC Issuer and a Canadian Lender
By:	Name: Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, Co-Syndication Agent and a Lender
By:	Name: Title:
CONGRESS FINANCIAL CORPORATION (CANADA), a Canadian Lender
By:	Name: Title:

JPMORGAN CHASE BANK, N.A. successor by merger to BANK ONE, NA, Co-Syndication Agent and a Lender
By:	Name: Title:
JPMORGAN CHASE BANK, TORONTO BRANCH, successor by merger to BANK ONE, NA, CANADA BRANCH, a Canadian Lender
By:	Name: Title:

FORTIS CAPITAL CORP., Co-Documentation Agent and a Lender
By:	Name: Title:
By:	Name: Title:
FORTIS CAPITAL (CANADA) LTD., a Canadian Lender
By:	Name: Title:
By:	Name: Title:

CITIBANK, N.A., Co-Documentation Agent and a Lender
By:	Name: Title:
CITIBANK, N.A., Canadian branch, a Canadian Lender
By:	Name: Title:

BNP PARIBAS, Co-Documentation Agent and a Lender
By:	Name: Title:
By:	Name: Title:
BNP PARIBAS (CANADA), a Canadian Lender
By:	Name: Title:
By:	Name: Title:

WELLS FARGO BANK, N.A. Managing Agent and a Lender
By:	Name: Title:

THE BANK OF NOVA SCOTIA, Managing Agent and a Lender
By:	Name: Title:
THE BANK OF NOVA SCOTIA, a Canadian Lender
By:	Name: Title:

U.S. BANK NATIONAL ASSOCIATION, Managing Agent and a Lender
By:	Name:

SUNTRUST BANK, Managing Agent and a Lender
By:	Name: Title:

UBS LOAN FINANCE LLC, Managing Agent and a Lender
By:	Name: Title:
By:	Name: Title:
UBS AG CANADA BRANCH, a Canadian Lender
By:	Name: Title:
By:	Name: Title:

UFJ BANK LTD., NEW YORK BRANCH, a Lender
By:	Name: Title:

SUMITOMO MITSUI BANKING CORPORATION, a Lender
By:	Name: Title:
SUMITOMO MITSUI BANKING CORPORATION OF CANADA, a Lender
By:	Name: Title:

UNION BANK OF CALIFORNIA, N.A., a Lender
By:	Name: Title:
UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, a Canadian Lender
By:	Name: Title:

ROYAL BANK OF CANADA, a Lender
By:	Name: Title:

SOCIETE GENERALE, a Lender
By:	Name: Title:
By:	Name: Title:
SOCIETE GENERALE (CANADA)
By:	Name: Title:
By:	Name: Title:

HSBC BANK USA, NATIONAL ASSOCIATION a Lender
By:	Name: Title:
HSBC BANK USA, NATIONAL ASSOCIATION, TORONTO BRANCH, a Canadian Lender
By:	Name: Title:

DNB NOR BANK ASA, a Lender
By:	Name: Title:
By:	Name: Title:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a Lender
By:	Name: Title:
By:	Name: Title:

COMERICA BANK, a Lender
By:	Name: Title:
COMERICA BANK, CANADA BRANCH, a Lender
By:	Name: Title:

AMEGY BANK NATIONAL ASSOCIATION, p/k/a SOUTHWEST BANK OF TEXAS, N.A., a Lender
By:	Name: Title:

CONSENT AND AGREEMENT

        Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the execution and delivery of the Notes, and the transactions contemplated herein and therein and hereby and thereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are guarantied indebtedness under such Guarantor's Guaranty, (ii) ratifies and confirms its Guaranty made by it for the benefit of Administrative Agent and Lenders, and (iii) expressly acknowledges and agrees that such Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PLAINS ALL AMERICAN PIPELINE, L.P.
By:	PLAINS AAP, L.P., its general partner
By:	PLAINS ALL AMERICAN GP LLC, its general partner
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer
PLAINS MARKETING, L.P. PLAINS PIPELINE, L.P.
By:	PLAINS MARKETING GP INC., its general partner
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer
PAA FINANCE CORP. PLAINS MARKETING GP INC. PMC (NOVA SCOTIA) COMPANY
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer

PLAINS MARKETING CANADA LLC
By:	PLAINS MARKETING, L.P., its sole member
By:	PLAINS MARKETING GP INC., its general partner
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer
PLAINS MARKETING CANADA, L.P.
By:	PMC (NOVA SCOTIA) COMPANY, its general partner
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer
BASIN PIPELINE HOLDINGS, L.P.
By:	Basin Holdings GP LLC, its general partner
By:	Plains Pipeline, L.P., its sole member
By:	Plains Marketing GP Inc., its general partner
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer
RANCHO PIPELINE HOLDINGS, L.P.
By:	Rancho Holdings GP LLC, its general partner
By:	Plains Pipeline, L.P., its sole member
By:	Plains Marketing GP Inc., its general partner
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer

BASIN HOLDINGS GP LLC RANCHO HOLDINGS GP LLC
By:	Plains Pipeline, L.P., its sole member
By:	Plains Marketing GP Inc., its general partner
By:	/s/ AL SWANSON Al Swanson, Vice President and Treasurer

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  EXHIBIT 10.2
ARTICLE I.—Definitions and References
ARTICLE II.—Amendments
ARTICLE III.—Conditions of Effectiveness
ARTICLE IV.—Representations and Warranties
ARTICLE V.—Miscellaneous
CONSENT AND AGREEMENT